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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BCT International, Inc. (the "Company") on Form 10-Q of the period ended August 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I William
A. Wilkerson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15
          (d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                       William A. Wilkerson
                                                       --------------------
                                                       William A. Wilkerson
                                                       Chief Executive Officer
                                                       October 15, 2002